SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant
Filed by a party other than the Registrant
Check the appropriate box:

 Preliminary Proxy Statement
 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement
 Definitive Additional Materials
 Soliciting Material Pursuant to 240.14a-12

                     Principal Aggressive Growth Fund, Inc.


                (Name of Registrant as Specified In Its Charter)



     Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X     No fee required

        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

        Fee paid previously with preliminary materials.

LOGO



July 30, 1997





Dear Contract Owner,

The contributions to your variable life policy or variable annuity contract are allocated to the Divisions of Principal Mutual Life Insurance Company Separate Accounts. These Divisions then invest in shares of various mutual funds sponsored by Principal Mutual Life. Those funds will hold shareholder meetings on September 16, 1997 at the Home Office of Principal Mutual Life.

Principal Mutual Life is the only shareholder of these Funds and owns shares of the Funds for both its general and its separate accounts. However, you have the right to instruct the Company as to how the shares that represent your account value are to be voted. Principal will vote, in accordance with your instructions, the number of Fund shares which represent that portion of your account value invested in each of the Funds as of July 22, 1997. The number of fund shares that represent your voting interest is shown on the enclosed Voting Instruction Form.

We are asking you to provide us with voting instructions on important issues affecting the Funds in which you have a voting interest. The proposed changes will give the Funds additional flexibility needed in today's competitive market. The Board of Directors of each Fund unanimously believes that these changes are in the best interest of the Funds. On the following pages you will find a brief overview of these changes, the Notice of Meeting and complete Proxy Statement. The Proxy Statement explains the issues which are to be voted on at the shareholder meeting.

It is important that you take time to read the Proxy Statement and complete and mail the Voting Instruction Form(s) as soon as you can. If you have investments in more than one Division, you will receive multiple Voting Instruction Forms.

Thank you for responding to these important matters.


Sincerely,

/s/ David J. Drury

David J. Drury
Chairman and Chief Executive Officer

OVERVIEW

Please read the complete Proxy Statement. For your convenience, we are providing a brief overview of the matters being voted upon at the Shareholder Meetings. Not all issues apply to each Fund.

Q.   Why are you receiving this Proxy Statement?

A. Federal securities laws require a vote by each Fund's shareholders on certain important issues. As owner of a contract which invests in the Principal Funds, you are entitled to give the shareholder of the Funds (Principal Mutual Life Insurance Company) instructions as to how shares that correspond to your indirect ownership in the Fund(s) should be voted. Shareholders of all Funds are being asked to elect the Board of Directors, ratify the Board's selection of independent public auditors, and change the structure of the Funds.

     In addition, there are issues that affect only certain Funds (Capital Accumulation, Growth, Government Securities and Money Market). The Proxy Statement explains changes to certain investment policies that are being recommended by Management.

Q.   Why are the Funds reorganizing?

A. The Boards of all Funds are proposing the Plan of Reorganization to combine the corporate operations of eleven separate funds into one in order to achieve certain economies of scale and to establish a more flexible structure for future development. The investment portfolios of the Funds will not change under the new structure. An account of the new Principal Variable Contracts Fund, Inc. will purchase the assets and assume the liabilities of each Fund. Each Fund will then dissolve. Other than one time expenses associated with the reorganization itself, the proposal plan does not increase any existing fee or expense paid by any of the Funds or their shareholders.

Q. Why do the Capital Accumulation, Growth, Government Securities and Money Market Funds want to have the ability to buy shares of other investment companies and participate in joint trading accounts?

A. These are two additional methods by which the Funds can invest any excess cash that may accumulate. All other Principal Funds presently have this flexibility.

Q. What impact will changing the investment restriction regarding the purchase of illiquid securities and repurchase agreements have on the Capital Accumulation Fund?

A. The proposed modifications merely allow the Fund to enjoy the flexibility permitted by federal securities laws. All other Principal Funds presently have this flexibility.

Q. How does the change to the investment restriction permitting the Government Securities Fund to purchase securities in addition to government securities affect it?

A. The proposal permits the Fund to purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The proposed restriction is more flexible than the Fund's current investment restrictions, and allows the portfolio manager to choose investments from a broader range of short-term investments.

Q.   What effect do the proposed modifications have on the Money Market Fund?

A. Rules under federal securities law permit a greater degree of investment flexibility than the Fund currently has. The proposals bring the Fund's restrictions in line with current rules and allow the Fund to operate under guidelines adopted by many of its competitors.

Q.   How will these changes affect your account?

A. You can expect the same level of management expertise and high-quality service you have received in the past. The proposals are designed to increase flexibility for management of the Funds.

Q.   Do the Boards of Directors have recommendations with regard to these issue?

A. After careful consideration of each issue, the Board of Directors of each Fund unanimously recommends a vote "For" all the proposals.

Q.   Will your instructions make a difference?

A. Your instructions are needed to ensure that Principal Mutual Life Insurance Company represents your wishes when it casts votes at the shareholder meeting.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1997

Principal Aggressive Growth Fund, Inc.                                 Principal Government Securities Fund, Inc.
Principal Asset Allocation Fund, Inc.                                  Principal Growth Fund, Inc.
Principal Balanced Fund, Inc.                                          Principal High Yield Fund, Inc.
Principal Bond Fund, Inc.                                              Principal Money Market Fund, Inc.
Principal Capital Accumulation Fund, Inc.                              Principal World Fund, Inc.
Principal Emerging Growth Fund, Inc.

A meeting of Shareholders of each of the Principal Funds will be held at the offices of The Principal Financial Group, 801 Grand Avenue, Des Moines, Iowa on September 16, 1997, at 1:00 p.m. The meetings are being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.   Election of the Board of Directors (all Funds)

     2. Ratification of selection of Ernst & Young LLP as independent public auditors (all Funds)

     3.   Approval of change of fund structure (all Funds)

     4. Approval of elimination of the fundamental investment restriction regarding the purchase of shares of other investment companies (Capital Accumulation, Growth, Government Securities and Money Market Funds only)

     5. Approval of elimination of the fundamental investment restriction prohibiting joint participation in any securities trading account (Capital Accumulation, Growth, Government Securities and Money Market Funds only)

     6. Approval of the change from fundamental to non-fundamental investment restriction, expansion of limitation of purchases of illiquid securities and purchases of repurchase agreements (Capital Accumulation Fund only)

     7. Approval of change to the fundamental investment restriction with respect to purchase of securities other than government securities (Government Securities Fund only)

     8. Approval of change to the fundamental investment restriction with respect to diversification requirements (Money Market Fund only)

     9. Approval of change to the fundamental investment restriction with respect to purchase of securities of a single issuer (Money Market Fund only)

     10.  Approval  of  change  to  the   fundamental   investment   restriction
          prohibiting the purchase of restricted securities (Money Market Fund only)

The close of business on July 22, 1997, is the record date for the Meeting and any adjournment(s). Shareholders as of that date are entitled to notice of and to vote at the meeting.

Your vote is important. No matter how many shares you own, PLEASE REVIEW THE MATERIALS AND VOTE TODAY. If you own shares in more than one fund, you need to return ALL of the proxy ballots.


For the Board of Directors,
A. S. Filean
Vice President and Secretary

Dated: July ____, 1997

                                 PROXY STATEMENT

Each  of  the  Principal   Mutual  Funds  (the  "Funds")  will  hold  a  special
shareholder's meeting on September 16, 1997, at 1:00 p.m. At the meeting, shareholders will vote on the issues described below. Each share of a Fund is entitled to one vote on each matter submitted to the shareholders of that Fund. The enclosed proxy ballot(s) is being solicited by the Board of Directors (the "Board") of each Fund. The shares will be voted as you indicate in the boxes on the enclosed proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to The Principal Mutual Funds (attn: Proxy Balloting) at The Principal Financial Group, Des Moines, Iowa 50392-0200.

Proxies will be solicited primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of each Fund or Princor Management Corporation (the "Manager" of the Funds) who will not be specially compensated for these services. The Funds will hold their shareholder meetings simultaneously. The expense of the meeting will be paid by the Funds. A portion of the total expense will be paid by each Fund. Each Fund's portion will equal the ratio of that Fund's assets to the total assets of all the Funds determined as of July 22, 1997.

This proxy statement and the enclosed proxy ballot are first being sent to security holders on or about July 31, 1997. Only security holders of record at the close of business on July 22, 1997, (the "Record Date") are entitled to vote. The table below shows outstanding shares of each Fund as of the Record Date.

                                      Number of Shares
                                        Allocated to
                                         Registered
            Fund                      Separate Account     General Account           Total

Principal Aggressive Growth            88,888,888.888       88,888,888.888       88,888,888.888
Principal Asset Allocation
Principal Balanced
Principal Bond
Principal Capital Accumulation
Principal Emerging Growth
Principal Government Securities
Principal Growth
Principal High Yield
Principal Money Market
Principal World

All of the outstanding shares of the Funds are owned by Principal Mutual Life Insurance Company ("PML") and its Separate Accounts B and C and Variable Life Separate Account.

PML will vote all Fund shares. It will vote the shares allocated to each of its separate accounts registered under the Investment Company Act of 1940, as amended (the"'40Act"), and attributable to variable annuity contracts and variable life policies in accordance with instructions received from contractholders, policyholders, participants or annuitants. It will vote the shares allocated to those accounts for which it does not receive instructions and the shares allocated to its general account in proportion to the instructions received. Abstentions are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to any matter. PML may use this proxy statement in soliciting voting instructions.

Each Fund has entered into a Management Agreement with the Manager. The Manager has entered into agreements with Invista Capital Management, Inc. ("Invista") under which Invista has agreed to provide investment advisory services for the Balanced, Growth and World Funds and with Morgan Stanley Asset Management Inc. ("MSAM") under which MSAM has agreed to provide investment advisory services for the Aggressive Growth and Asset Allocation Funds. Each Fund, except the Aggressive Growth and Asset Allocation Funds, has entered into an Investment Service Agreement with the Manager and PML which provides that PML will furnish at cost certain personnel, services and facilities required by the Manager. Invista is also a party to the Investment Services Agreements entered into by the Capital Accumulation, Emerging Growth and Government Securities Funds. The Manager and Invista are indirect, wholly-owned subsidiaries of PML. The address for the Manager and PML is The Principal Financial Group, Des Moines, Iowa 50392, for Invista is 1500 Hub Tower, 699 Walnut, Des Moines, Iowa 50309, and for MSAM is 1221 Avenue of the Americas, New York, New York 10020.

A shareholder that has an issue that it would like to have included in the agenda at a shareholder meeting should send the proposal to the Principal Mutual Funds (attn: Corporate Secretary) at Principal Financial Group, Des Moines, Iowa 50392-0200. To be considered for presentation at a shareholder's meeting, the proposal must be received a reasonable time before solicitation is made for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

You may obtain a copy of each Fund's most recent annual and semiannual reports without charge. Send your request to Principal Mutual Funds at The Principal Financial Group, Des Moines, Iowa 50392-0200 or call 1-800-247-4123.

                          ISSUES FOR EACH OF THE FUNDS

1.    ELECTION OF BOARD OF DIRECTORS

The Board of each Fund has set the number of Directors at nine. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the nine nominees listed below. The affirmative vote of the holders of a plurality of the shares represented at the meeting of each Fund is required for the election of a director for that Fund. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. All Directors hold similar positions with twenty-five mutual funds sponsored by PML. In addition, Directors Davis, Ferguson, Griswell, Jones and Lukavsky serve on the Board of one other Fund sponsored by PML.


The Directors have no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Shareholder Meeting, your proxy will be voted for the individuals recommended by the Directors.

Each Fund has an Audit and Nominating Committee, the members of which are identified below. The committee reviews activities of the Funds and reports filed with the Securities and Exchange Commission ("SEC") and then takes appropriate action. It meets with the independent auditors to discuss results of the audits and reports to the full Board of each Fund. The committee also nominates candidates when necessary to fill Board vacancies of directors who are not "interested persons" (as defined in the '40 Act).

During the last fiscal year, each Fund held four Board meetings and one meeting of its Audit and Nominating Committee.

                         NOMINEES FOR BOARD OF DIRECTORS

 Nominees for Director
   Name/Age/Position                                                                                                Director
    with each Fund                                  Principal Occupation                                             Since1

     James D. Davis            Attorney. Vice President, Deere and Company, Retired.                                  1974
     (63) Director

   * Roy W. Ehrle              Retired. Vice Chairman, Principal Mutual Life Insurance Company 1992 to 1993.          1971
     (69) Director

   @ Pamela A. Ferguson        President and Professor of Mathematics, Grinnell College since 1991.                   1993
     (54) Director

   @ Richard W. Gilbert        President, Gilbert Communications, Inc. since 1993. Prior thereto, President and       1985
     (57) Director             Publisher, Pioneer Press.

   *%J. Barry Griswell         Executive Vice President, Principal Mutual Life Insurance Company since 1995.          1995
     (48) Director and         Senior Vice President 1991 to 1995. Director and Chairman of the Board, Princor
     Chairman of the Board     Financial Services Corporation and Princor Management Corporation.

   *%Stephan L. Jones          Vice President, Principal Mutual Life Insurance Company since 1986. Director and       1988
     (61) Director and         President, Princor Financial Services Corporation and Princor Management
     President                 Corporation.

   * Ronald E. Keller          Executive Vice President, Principal Mutual Life Insurance Company since 1992.          1993
     (61) Director

   @ Barbara A. Lukavsky       President & CEO, LuSan ELITE USA, L.C.                                                 1987
     (56) Director

   % Richard G. Peebler        Dean and Professor Emeritus, Drake University, College of Business and Public          1969
     (67) Director             Administration since 1996. Prior thereto, Professor, Drake University, College of
                               Business and Public Administration.

   * Considered to be "Interested Persons," as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or PML.
   @ Member of Audit and Nominating Committee.
   % Member of the Executive Committee. The Executive Committee is elected by the Board of Directors and may exercise all the powers of the Board of Directors, except those which by statute may not be delegated, when the Board is not in session and shall report its actions to the Board.
   1 Since Fund's inception, if later.

The Funds pay no salaries or other compensation to the directors other than director's fees. Only directors who are not currently affiliated with the Manager or PML receive an annual retainer of $600 per Fund and a fee of $150 for each Board or committee meeting attended.

                   DIRECTOR COMPENSATION*
            (fiscal year ended December 31, 1996)

                                 Compensation From          Total From
        Director                     Each Fund             Fund Complex
  James D. Davis                      $1,200                 $32,100
  Roy W. Ehrle                        $1,200                 $30,900
  Pamela A Ferguson 1                 $1,350                 $35,850
  Richard W. Gilbert 1                $1,200                 $33,000
  J. Barry Griswell**                  none                   none
  Stephan L. Jones**                   none                   none
  Ronald E. Keller**                   none                   none
  Barbara A. Lukavsky 1               $1,350                 $35,850
  Richard G. Peebler 2                $1,350                 $33,525

  *  None of the Funds provide retirement benefits for any of the Directors.
** Affiliated with the Manager or PML and, accordingly, received no compensation from the Funds 1 Received an additional $150 from each Fund for service on Audit Committee
    2Received an additional $150 from the Aggressive  Growth,  Asset Allocation,
     Balanced, Capital Accumulation, Emerging Growth and Growth Funds for service on Executive Committee.

2.   RATIFICATION  OF  SELECTION  OF  ERNST & YOUNG  LLP AS  INDEPENDENT  PUBLIC
     AUDITORS

The Board of each Fund has selected Ernst & Young LLP as the independent auditors for the Fund. This selection was made unanimously by the members of the Board, including those who are not interested persons. The selection is to be ratified at the meeting.

Ernst & Young LLP has been the auditor for the Funds since each was organized. They also serve as auditor for the Manager and other members of The Principal Financial Group. The audit services Ernst & Young LLP provide to the Funds include examination of the annual financial statements and review of the filings with the SEC. Ernst & Young LLP has no financial interest in the Funds. No representative of Ernst & Young LLP is expected to be at the shareholder meetings.

Ratification for each Fund requires the affirmative vote of the majority of the votes cast with respect to that Fund. Your proxy will be voted in favor of ratification unless you express a contrary choice.

3.   APPROVAL OF CHANGE OF FUND STRUCTURE

At meetings held on June 9, 1997, the Board of Directors of each Fund unanimously approved, subject to shareholder approval, an Agreement and Plan of Reorganization and Liquidation (the "Plan" (Exhibit A)). The proposed Plan calls for all of the Funds, each of which is a Maryland corporation, to transfer their assets to a new Maryland corporation, Principal Variable Contracts Fund, Inc. (the "Series Fund"), which will assume all the existing Funds' obligations and liabilities. The new Series Fund will be authorized to issue a single class of shares divisible into an indefinite number of series.

If the Plan is implemented, each existing Fund will become one of the series (to be identified as "Accounts") of the Series Fund.

            Current Fund                             Account

 Principal Aggressive Growth                Aggressive Growth Account
 Principal Asset Allocation                 Asset Allocation Account
 Principal Balanced                         Balanced Account
 Principal Bond                             Bond Account
 Principal Capital Accumulation             Capital Value Account*
 Principal Emerging Growth                  MidCap Account**
 Principal Government Securities            Government Securities Account
 Principal Growth                           Growth Account
 Principal High Yield                       High Yield Account
 Principal Money Market                     Money Market Account
 Principal World                            International Account*

* The names of these accounts better describe the investment strategies employed by the Funds in pursuit of their respective investment objectives. The Capital Accumulation Fund follows a value-oriented investment strategy and the World Fund invests in securities of non-U.S. companies.

** The Emerging Growth Fund feels the Fund's strategy of investing in securities of small companies is unduly restrictive in today's market as larger companies offer the Fund attractive opportunities to achieve its investment objective. The Fund plans to invest in securities of medium-sized ("midcap") companies. Naming the Account "MidCap" will better describe this strategy.

The Series Fund will simplify the operation of and provide greater flexibility in managing the investment medium used to fund the variable contracts that invest in the Funds. For example, when a decision is made to add an investment choice to a variable contract, the current structure requires that a new corporation be organized under State law and a new registration statement be filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 (the "1933 Act") to cover the shares to be issued by the new fund. Under the proposed structure, the Series Fund would implement a decision to add a new investment choice by establishing a new Account, creating a new series of shares to be issued by that Account and filing an amendment to its 1933 Act registration statement. By implementing the Plan, the number of corporations and SEC registration statements required to provide current investment choices under variable contracts would be reduced from eleven to one.

Adopting the name "Principal Variable Contracts Fund, Inc." clearly designates the Series Fund as a fund used with variable life and variable annuity contracts. This type of identification is quite common in the securities industry and more clearly associates these funds with the variable contracts which invest in them. Naming each portfolio an Account allows easy reference to the investment choices.

To implement the Plan, on December 31, 1997, each Fund will transfer all of its assets and liabilities to the Series Fund in exchange for a number of shares of its corresponding Account equal to the number of shares it then has outstanding. Each Fund will then distribute the shares of this Account to its shareholders of record as of December 31, 1997 by instructing the Series Fund to record on its books a number of shares of the new Account equal to the number of shares of the existing Fund held by each shareholder. As soon as practicable after December 31, 1997, the existing Funds will completely dissolve by terminating their legal existence under Maryland law.

The expenses of the reorganization contemplated by the Plan will be borne by the Funds and, if the Plan is implemented, will be assumed by the Series Fund. It is estimated that such expenses will be approximately $33,000. Expenses will be allocated among the Funds and the Accounts of the Series Fund in proportion to the ratio of the assets of each Fund to the assets of all the Funds determined as of July 22, 1997.

Comparison of the existing structure and the proposed structure

Currently, each of the eleven Funds is a separate corporation that issues its own shares. Shareholders of a particular Fund are the only persons entitled to vote at shareholder meetings of that Fund. Issues that come before shareholder meetings include: changes in fundamental investment policies and restrictions of the Fund, ratification of the selection of the independent auditor, approval of advisory agreements, election of directors and other matters as required by law.

Under the proposal, there will be only one corporation which will issue several series of its shares. At the effective time of the reorganization, the shareholders of an existing Fund will receive the series of shares issued by the Series Fund in respect of the Account which corresponds to the existing Fund. Because there will be only one corporation, the shareholders of all the series of shares issued by the Series Fund will vote together unless the issue to be voted upon affects less than all the Accounts in which case only the shareholders of series of shares issued in respect of the affected Account or Accounts will be eligible to vote. The issues that must come before shareholder meetings do not change under the new structure. Generally, the shareholders of all series will vote for the election of directors and the ratification of the selection of independent auditor, and the shareholders of each affected Account will vote with respect to changes in fundamental investment policies and restrictions and the approval of advisory agreements that apply to that Account.

At the effective time of implementation of the Plan, the Series Fund will assume all the assets and liabilities of each Fund and carry on the business and operations of that Fund through a corresponding Account of the Series Fund with the same investment advisory arrangements and investment objectives, policies and restrictions as the Fund has in effect at the effective time. Changes in certain fundamental investment restrictions are being separately proposed for approval at the meetings of certain Funds (see Items 4 and 5 below); if and to the extent approved, such changes will be part of the Fund's fundamental investment restrictions at the effective time. Upon completion of the reorganization, each shareholder of a Fund at the effective time will be the owner of an equal number of full and fractional shares of the series of shares issued in respect of the corresponding Account, having an equal net asset value, as the shareholder owned in the Fund immediately prior to the effective time. The Series Fund has been newly organized for purposes of the reorganization. It is contemplated that the persons who serve as the directors of the Funds will serve as directors of the Series Fund, that the persons who serve as officers of the Funds will become officers of the Series Fund with comparable responsibilities and that the Manager, sub-advisors, independent auditor and custodian for the existing Funds will serve in the same capacities for the Series Fund. Other than the initial expense of reorganization, the proposed plan will not establish a new fee or expense or increase any existing fee or expense to be paid by any of the Funds or their shareholders. The Series Fund will have a December 31 fiscal year, the same as the Funds. If the Plan is not approved by the shareholders of one or more Funds, those Funds will continue to operate as a separate entities, and the Plan will be implemented as to the remaining Funds.

Income Tax Consequences

The proposed reorganization is intended to qualify as a tax-free reorganization under United States federal tax laws (Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended). If the reorganization qualifies, no gain or loss would be recognized for federal income tax purposes by the Funds, the existing Funds' shareholders or the Series Fund. Each shareholder will have an adjusted basis in the shares of the new Series Fund which is the same as the basis in the corresponding Fund shares. In addition, each shareholder's holding period for Series Fund shares will include the holding period for the corresponding Fund shares.

Under the Plan, the existing Funds and the Series Fund will receive opinions of counsel that the Plan qualifies as a tax-free reorganization. Although the Funds are not aware of any adverse United States, state or local tax consequences of the proposed Plan, they have not made any investigations as to such consequences.

You may wish to consult your own tax advisers with respect to these matters.

Related authorizations

Prior the effective time, the Series Fund will issue one share of each series of shares to the corresponding Fund for such series. By approving the Plan, the shareholders of a Fund will be authorizing that Fund as the sole shareholder of the corresponding series of shares prior to the reorganization to: 1) elect the nominees listed in Item 1 above as the directors of the Series Fund; 2) ratify the selection of Ernst & Young LLP as independent auditors of the Series Fund;
3) approve the Management Agreement, Investment Service Agreement and Sub-Advisory Agreements for the Series Fund substantially in the forms set forth in Exhibits B, C, D, and E (these agreements are substantially the same as those to which the Funds are currently parties; changes as are indicated on the copies included as Exhibits hereto; additional related information is included on Exhibit F); and 4) approve the transactions required of the Series Fund to implement the Plan. The shareholders will also be authorizing the liquidation and dissolution of the Fund.

The  Board of  Directors  of each  Fund  recommends  approval  of the  proposal.
Approval of this proposal by each Fund requires the affirmative vote of a majority of the votes entitled to be cast by shareholders of that Fund. The effective time for implementing the Plan as to each Fund approving the proposal will be 11:59 p.m. on December 31, 1997. However, the Plan may be implemented at another time and date should circumstances so warrant.

                   ISSUES FOR PRINCIPAL CAPITAL ACCUMULATION,
                       PRINCIPAL GOVERNMENT SECURITIES AND
                        PRINCIPAL MONEY MARKET FUNDS ONLY

4. APPROVAL OF ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE PURCHASE OF SHARES OF OTHER INVESTMENT COMPANIES

Each of Principal Capital Accumulation Fund, Principal Government Securities Fund and Principal Money Market Fund has a fundamental investment restriction prohibiting the Fund from purchasing "securities of other investment companies except in connection with a merger, consolidation or plan of reorganization." The Boards of these Funds recommend the elimination of the restriction for these Funds. The other Principal Funds do not have this fundamental restriction.

Each Fund maintains a level of liquidity to meet cash demands for redemptions or to make long term investments. On occasion, the Funds accumulate excess cash. Elimination of the restriction increases the Funds' investment flexibility. The proposal allows the Fund to purchase the shares of other investment companies as a means of investing its excess cash if other investment options are not available.

In addition, because the other Principal Funds already have this flexibility, this proposal provides a standard investment restriction for all the Funds. This allows the Manager to monitor more easily each Fund's compliance with its investment policies.

Each Fund has adopted a non-fundamental restriction (one that may be changed by action of the Board of Directors without shareholder approval) which deals with the purchase of shares of other investment companies and will become effective at the effective time of the elimination of the fundamental restriction. This non-fundamental restriction is the same as that adopted by certain of the other Funds and provides that a Fund will not:

     Invest its assets in the securities of any investment company except that the Fund may invest not more than 10% of its assets in securities of other investment companies, invest not more than 5% of its total assets in the securities of any one investment company, or acquire not more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization, and the Fund may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Board of Directors of each Fund recommends approval of this proposal. Approval of this proposal by a Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or
2) more than 50% of the outstanding shares of the Fund. If a Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior the reorganization.

5.   APPROVAL  OF  ELIMINATION  OF  THE   FUNDAMENTAL   INVESTMENT   RESTRICTION
     PROHIBITING JOINT PARTICIPATION IN ANY SECURITIES TRADING ACCOUNT

Each of Principal Capital Accumulation Fund, Principal Government Securities Fund and Principal Money Market Fund has a fundamental investment restriction which does not allow the Funds to "participate on a joint or joint and several basis in any trading account in securities . . ." The Board of each of these Funds recommends the elimination of the restriction. The other Principal Funds do not have this fundamental restriction.

Each of the Funds maintains a certain level of short-term liquidity (which varies by Fund) to meet cash demands for redemptions or pending the selection of long-term portfolio investments. Currently, each Fund makes short term investments for its own account based on cash availability and portfolio requirements. However, savings may be available if those Funds with excess cash on a given day could invest jointly with the other Principal Funds. The primary savings would be a lower level of transactions costs because of fewer individual trades, with the costs incurred being allocated among more than one Fund. A secondary benefit is that larger investment amounts might command a more attractive rate of return.

In addition, because the other Principal Funds already have this flexibility, this proposal would allow all Principal Funds to participate in joint trading. Participation of all Principal Funds in the joint trading account would permit the Manager to monitor more easily each Fund's compliance with its investment policies.

The Board of Directors of each Fund recommends approval of this proposal. Approval of this proposal by a Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or
2) more than 50% of the outstanding shares of the Fund. If a Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

               ISSUE FOR PRINCIPAL CAPITAL ACCUMULATION FUND ONLY

6. APPROVAL OF THE CHANGE FROM FUNDAMENTAL TO NON-FUNDAMENTAL INVESTMENT RESTRICTION, EXPANSION OF LIMITATION OF PURCHASES OF ILLIQUID SECURITIES AND PURCHASES OF REPURCHASE AGREEMENTS

Principal Capital Accumulation Fund has a fundamental investment restriction which does not permit the Fund to "purchase securities, including obligations acquired in private offerings . . . , which are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable, if the purchase will cause more than 10% of the value of its assets to be invested in such securities." The Board of the Fund recommends eliminating this restriction and in its place adopting a non-fundamental investment restriction (one that may be changed by action of the Board of Directors without shareholder approval) that allows the Fund to invest not more than 15% of total Fund assets in illiquid securities. For this purpose, an illiquid security is a security which may not be sold or disposed of within seven days at the amount at which the Fund has valued the investment on its books.

This proposal is more flexible than the current restriction but is permitted by the current requirements of the '40 Act. By approving this proposal and thereby establishing a more flexible investment policy, you are providing the Fund with the maximum flexibility provided by the '40 Act.

The Board also recommends increasing the Fund's investment flexibility by allowing the Fund to invest in repurchase agreements. Though the other Principal Funds are able to invest in repurchase agreements, Principal Capital
Accumulation  is  unable  to  do  so.  The  Board   recommends   adoption  of  a
non-fundamental investment restriction to permit the Fund to invest in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer with a simultaneous agreement that the buyer will sell the securities back to the seller at a price and time set in the agreement. A repurchase agreement may be viewed as a loan collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Fund's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities (default or bankruptcy by a selling financial institution), the Board will adopt certain procedures designed to minimize such risks. The procedures will require the Fund to enter into repurchase agreements only with large, well-capitalized and well-established financial institutions which have been approved by the Board and which the Manager believes present minimal credit risks. In addition, the procedures will require that the value of the underlying securities remain at all times equal to the repurchase price, plus accrued interest.

If this Item is approved,  the Fund will adopt a non-fundamental  restriction to
become   effective  when  the  fundamental   restriction  is  eliminated.   This
non-fundamental restriction provides that the Fund may not:

     Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

The Board of Directors of the Fund recommends approval of this proposal. Approval of this proposal by the Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If the Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

               ISSUE FOR PRINCIPAL GOVERNMENT SECURITIES FUND ONLY

7. APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASE OF SECURITIES OTHER THAN GOVERNMENT SECURITIES

Principal Government Securities Fund has a fundamental investment restriction prohibiting the "purchase of securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities" ("government securities"). As a result of this restriction, the Fund currently makes its short-term investments in repurchase agreements collateralized by government securities. The cost of entering into repurchase agreements sometimes exceeds the gain otherwise available to the Fund through such transactions.

Management believes the current restriction unnecessarily restricts the daily operations of the Fund and recommends that this investment restriction be modified to provide that the Fund may maintain reasonable amounts in cash or purchase short-term debt securities that are not issued or guaranteed by the U.
S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of long-term investments. These securities will present a risk of loss that is not present with government securities. Under normal circumstances, the Fund will have at least 65% of the value of its total assets invested in government securities.

As amended, the Fund's investment restriction will provide that the Fund may not:

     Purchase any securities other than obligations  issued or guaranteed by the
     U. S. Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or purchase short-term debt securities not issued or guaranteed by the U. S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the U. S. Government or its agencies or instrumentalities.

The Board of Directors of the Fund recommends approval of this proposal. Approval of this proposal by the Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If the Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

                   ISSUES FOR PRINCIPAL MONEY MARKET FUND ONLY

8. APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION REQUIREMENTS

The Principal Money Market Fund has a restriction which prohibits it from investing more than 5% of its assets in securities of any one issuer (other than U.S. Government securities). The Board of the Fund recommends a modification to the restriction which will allow the Fund to invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer. However, the securities must be rated by an independent rating service (e.g., Moody's Investors Service, Inc., Standard & Poor's Corporation) in the highest short term rating category, issued by entities that receive such a rating for comparable short-term debt or comparable unrated securities. Each such investment would be limited to a maximum of three business days.

This proposed change is more flexible than the current restriction but is permitted by SEC rules adopted under the '40 Act. The Board of the Fund recommends modification to the restrictions which will allow the Fund to invest more than 5% (but not more than 25%) of total Fund assets in the securities of a single issuer in accordance with the rules of the SEC governing money market funds.

A change to the Fund's fundamental investment restrictions must be approved by the shareholders. By amending the existing restriction to permit a more flexible investment policy, you are providing the Fund with the maximum flexibility permitted by the '40 Act.

As amended, the Fund's investment restriction would provide that the Fund may not:

     Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities on any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Board of Directors of the Fund recommends approval of this proposal. Approval of this proposal by the Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If the Fund approves this Item, its investment restrictions will be changed effective on the earlier of: 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

9. APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASE OF SECURITIES OF A SINGLE ISSUER

Principal Money Market Fund currently has a fundamental investment restriction prohibiting the purchase of securities of any issuer if the purchase will cause more than 10% of any class of securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). This limitation is more restrictive than the requirement imposed by the '40 Act. Under the '40 Act, a Fund is limited to purchasing no more than 10% of the outstanding voting securities of an issuer.

The key difference is the substitution of "voting securities" for "class of securities." The current restriction prohibits the Fund from purchasing more than $10 million of a $100 million commercial paper offering (i.e. a class). Since commercial paper is not a voting security, the '40 Act does not require the imposition of a $10 million cap. In fact, the '40 Act permits a Fund to invest up to 5% of its total assets in the securities of a single issuer. If the Fund's total assets were $300 million, the 5% limitation would permit the Fund to invest up to $15 million in the $100 million commercial paper offering in this example. The portfolio managers for the Fund believe the current limitation unnecessarily restricts the Fund's purchases of certain commercial paper in which the Fund may otherwise invest.

As amended, the Fund's investment restriction will provide that the Fund may not:

     Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Board of Directors of the Fund recommends approval of this proposal. Approval of this proposal by the Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If the Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

10. APPROVAL OF CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING THE PURCHASE OF RESTRICTED SECURITIES

Principal Money Market Fund has a fundamental investment restriction which does not permit the Fund to "knowingly purchase any security restricted as to disposition under the federal securities laws." This requirement is more restrictive than the current requirements of the '40 Act. The Board of the Fund recommends eliminating the prohibition against the purchase of restricted securities and adopting a more flexible restriction that allows the Fund to invest no more of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

This proposal would permit the Fund to invest in securities subject to restrictions upon resale. Under procedures adopted by the Fund's Board, the Fund could then invest in certain types of short-term commercial paper which, although restricted as to resale, are liquid enough to warrant investment by the Fund. Current requirements of the '40 Act would limit purchase of restricted securities to not more than 10% of the Fund's total assets. By approving this proposal and establishing more flexible investment restrictions, you are providing the Fund with the maximum flexibility permitted by the '40 Act.

As amended, the Fund's investment restriction will provide that the Fund may not:

     Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

The Board of Directors of the Fund recommends approval of this proposal. Approval of this proposal by the Fund requires the affirmative vote of the lesser of 1) 67% of the shares of the Fund present or represented at the meeting if more than 50% of the shares of the Fund are present or represented by proxy, or 2) more than 50% of the outstanding shares of the Fund. If the Fund approves this Item, its investment restrictions will be changed effective on the earlier of 1) the time which is immediately prior to the effectiveness of the reorganization described in Item 3; and 2) January 1, 1998. The investment restriction of the corresponding Account of the Series Fund will be the investment restriction of the Fund as in effect immediately prior to the reorganization.

11.  GENERAL

The Funds do not know of any other matter that may properly be brought before the meeting. However, any other business that does come before the meeting will be voted upon by the persons named in the proxy.

                                    EXHIBIT A

                              AGREEMENT AND PLAN OF
                         REORGANIZATION AND LIQUIDATION

     This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION is entered into this ___ day of ______________________, 1997 by and between Principal Variable Contract Fund, Inc., a Maryland Corporation (the "Surviving Corporation") and Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc. (individually, a Liquidating Corporation; together the "Liquidating Corporations").

     WHEREAS, The Liquidating Corporations are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,  The  Liquidating   Corporations  have  authorized  capital  stock
consisting of the following shares of common stock, par value $.01 per share:

     Principal Aggressive Growth Fund, Inc. -        -              100 Million
     Principal Asset Allocation Fund, Inc.  -        -              100 Million
     Principal Balanced Fund, Inc.  -       -        -              100 Million
     Principal Bond Fund, Inc.              -        -              100 Million
     Principal Capital Accumulation Fund, Inc.                      100 Million
     Principal Emerging Growth Fund, Inc.   -        -              100 Million
     Principal Government Securities Fund, Inc.                     100 Million
     Principal Growth Fund, Inc.            -        -              100 Million
     Principal High Yield Fund, Inc.        -        -              100 Million
     Principal Money Market Fund, Inc.               -              500 Million
     Principal World Fund, Inc.             -        -              100 Million

     WHEREAS, the Surviving Corporation was organized as a Maryland Corporation pursuant to Articles of Incorporation and is presently authorized to issue 1.5 billion shares, par value $0.01 per share, of a single class divisible into an indefinite number of different series and will be operated as a "series company" as provided by Rule 18f-2 under the 1940 Act;

     WHEREAS, Liquidating Corporations desire to reorganize into separate series of a single corporation through a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, each Liquidating Corporation desires generally to accomplish this change by transferring all of its assets to the series of Surviving Corporation corresponding to it in consideration for the assumption by the Surviving Corporation of all of each Liquidating Corporation's liabilities and the issuance to each Liquidating Corporation of shares of the series of Surviving Corporation corresponding to it, which shares each Liquidating Corporation will thereupon distribute pro rata to its shareholders in complete liquidation, all in accordance with the procedures and subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

     1.  Plan of Reorganization and Liquidation.

         (a) At the Closing each Liquidating Corporation will convey, transfer and deliver to the Surviving Corporation all of its then existing assets. In consideration thereof, the Surviving Corporation will at the Closing (i) assume all of each Liquidating Corporation's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including without limitation, all fees and expenses in connection with the transactions contemplated hereby, and (ii) deliver to each Liquidating Corporation a number of full and fractional shares of the appropriate series of Surviving Corporation equal to the number of each Liquidating Corporation's full and fractional shares then outstanding.

         (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, each Liquidating Corporation will liquidate and the shares of the Surviving Corporation received by each Liquidating Corporation will be distributed to its shareholders of record as of the Closing Date, each shareholder to receive a number of shares equal to the number of share then held by such shareholder. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Surviving Corporation in the name of each shareholder of each Liquidating Corporation and representing the respective pro rata number of shares of the Surviving Corporation due such shareholder.

         (c) As soon as practicable after the Closing Date, each Liquidating Corporation will take, in accordance with the Maryland General Corporation Law, all steps as shall be necessary and proper to effect a complete dissolution.

         (d) Prior to the Closing and after each Liquidating Corporation has taken the actions authorized pursuant to Section 3(e) hereof, the shares of the Surviving Corporation heretofore held by each Liquidating Corporation will be redeemed and canceled by the Surviving Corporation.

     2. Closing and Closing Date. The Closing will occur at 11:59 p.m. on December 31, 1997, or at such other time and date as the parties may mutually agree (the "Closing Date").

     3. Conditions Precedent. The obligations of each Liquidating Corporation and the Surviving Corporation to effectuate the Plan of Reorganization and Liquidation shall be subject to the satisfaction of each of the following conditions:

          (a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

          (b) One or more post-effective amendments to the Registration Statement of Principal Capital Accumulation Fund, Inc. on Form N-1A under the Securities Act of 1933 and the 1940 Act containing
               (i) such amendments to such Registration Statement as are determined by the Board of Directors of the Surviving Corporation to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and (ii) the adoption by the Surviving Corporation as its own of such Registration Statement, as so amended, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

          (c) Each party shall have received an opinion of counsel in form and substance satisfactory to it, relating to its authority to engage in the transactions contemplated hereby and to the effect that
               (i) this Agreement has been duly authorized, executed and delivered by each Liquidating Corporation and the Surviving Corporation and constitutes a legal, valid and binding agreement of each such party in accordance with its terms; (ii) the shares of the Surviving Corporation to be issued pursuant to the terms of this Agreement, will be validly issued, fully paid and non-assessable; and (iii) the Surviving Corporation is duly organized and validly existing under the laws of the State of Maryland.

          (d) Each party shall have received an opinion of counsel to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1)(F) of the Code.

          (e)  A  vote   approving   this   Agreement  and  the   reorganization
               contemplated hereby shall have been adopted by at least a majority of the outstanding shares of common stock of each Liquidating Corporation entitled to vote at an annual or special meeting and the shareholders of each Liquidating Corporation shall have voted at such meeting to authorize each Liquidating Corporation to vote, and each Liquidating Corporation shall have voted, as the sole shareholder of its corresponding series of the Surviving Corporation, to:

               (1) elect the Directors of each Liquidating Corporation as Directors of the Surviving Corporation;

               (2) approve (i) a management agreement between the Surviving Corporation and Princor Management, Inc. (the "Manager"),
                    (ii) an Investment Service Agreement between and among the Manager, Principal Mutual Life Insurance Company ("Principal Mutual") and the Surviving Corporation (the "Service Agreement"), (iii) with respect to the Surviving Corporation's Balanced, Capital Value, Government, Growth, International and MidCap series, a Subadvisory Agreement between and among the Manager, Invista Capital Management, Inc. and the Surviving Corporation, and (iv) with respect to the Surviving Corporation's Aggressive Growth and Asset Allocation series, a Subadvisory Agreement between and among the Manager, Morgan Stanley Asset Management, Inc. and the Surviving Corporation (together, the "Advisory Agreements"); and

               (3) ratify the selection of Ernst & Young as the Surviving Corporation's independent public accountants for the fiscal year ending December 31, 1997.

          (f) The Directors of the Surviving Corporation (and, to the extent required by law, the Directors of the Surviving Corporation who are not "interested persons" of the Surviving Corporation as defined in the 1940 Act) shall have taken the following actions at a meeting duly called for such purposes:

              (1) approval of the Advisory Agreements;

              (2) selection  of  Ernst & Young  as the  Surviving  Corporation's
                  independent public accountants for the fiscal year ending December 31, 1997;

              (3) authorization  of the issuance by the  Surviving  Corporation, prior to the Closing, of a share of the Surviving Corporation to each Liquidating Corporation in consideration of the payment of $1.00 per share for the purpose of enabling each Liquidating Corporation to vote on the matters referred to in paragraph (e) of this Section 3;

              (4) submission of the matters referred to in paragraph (e) of this
                  Section  3  to  each  Liquidating   Corporation  as  the  sole
                  shareholder of its corresponding series of the Surviving Corporation; and

              (5) authorization of the issuance by the Surviving  Corporation of shares at the Closing in exchange for the assets of each Liquidating Corporation pursuant to the terms and provisions of this Agreement.

          At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of each Liquidating Corporation on behalf of such Liquidating Corporation and the Directors of the Surviving Corporation on behalf of the Surviving Corporation if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of such Liquidating Corporation.

     4. Amendment. This Agreement may be amended at any time by action of the Board of Directors of any Liquidating Corporation and the Directors of the Surviving Corporation, notwithstanding approval thereof by the shareholders of any Liquidating Corporation, provided that no amendment shall have a material adverse effect on the interests of the shareholders of any Liquidating Corporation unless approved by such shareholders.

     5. Termination. The Board of Directors of any Liquidating Corporation and the Board of Directors of the Surviving Corporation may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of any Liquidating Corporation, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the plan inadvisable.

     6. Governing Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Maryland.

     7. Further Assistance. The Liquidating Corporations and the Surviving Corporation shall take further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     8. Entire Agreement. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth or provided for herein.

     9. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

Principal Aggressive Growth Fund, Inc.       Principal Government Securities Fund, Inc.
Principal Asset Allocation Fund, Inc.        Principal Growth Fund, Inc.
Principal Balanced Fund, Inc.                Principal High Yield Fund, Inc.
Principal Bond Fund, Inc.                    Principal Money Market Fund, Inc.
Principal Capital Accumulation Fund, Inc.    Principal World Fund, Inc.
Principal Emerging Growth Fund, Inc.

                                        As to each of the foregoing:


                                        By:_________________________________

                                        Title:_______________________________


                                        Principal Variable Contracts Fund, Inc.


                                        By:_________________________________

                                        Title:________________________________



                                    EXHIBIT B

                              MANAGEMENT AGREEMENT
                            (marked to show changes)

     AGREEMENT to be effective the day of , 1997, by and between PRINCIPAL VARIABLE CONTRACTS FUND, INC., a Maryland corporation (hereinafter called the "Fund") and PRINCOR MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager").

W I T N E S S E T H:

     WHEREAS, The Fund has furnished the Manager with copies properly certified or authenticated of each of the following:

     (a) Certificate of Incorporation of the Fund;

     (b) Bylaws of the Fund as adopted by the Board of Directors;

     (c) Resolutions of the Board of Directors of the Fund selecting the Manager as investment adviser and approving the form of this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the Fund hereby appoints the Manager to act as investment adviser and manager of the Fund and the Manager agrees to act, perform or assume the responsibility therefor in the manner and subject to the conditions hereinafter set forth. The Fund will furnish the Manager from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

 1.  INVESTMENT ADVISORY SERVICES

     The Manager will regularly perform the following services for the Fund:

     (a)  Provide investment research, advice and supervision;

     (b) Provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work;

     (c) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund's portfolio consistent with the Fund's investment objective and policies;

     (d) Implement such of its recommended investment program as the Fund shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Certificate of Incorporation and Bylaws and the requirements of the Investment Company Act of 1940, and the Fund's Registration Statement, current Prospectus and Statement of Additional Information, as each of the same shall be from time to time in effect;

     (e) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund; and

     (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Fund are being observed.

 2.  CORPORATE AND OTHER ADMINISTRATIVE SERVICES AND EXPENSES

     The Manager will regularly perform or assume responsibility for general corporate and all other administrative services and expenses, except as set out in Section 4 hereof, as follows:

     (a) Furnish office space, all necessary office facilities and assume costs of keeping books of the Fund;

     (b) Furnish the services of executive and clerical personnel necessary to perform the general corporate functions of the Fund;

     (c) Compensate and pay the expenses of all officers, and employees of the Fund, and of all directors of the Fund who are persons affiliated with the Manager;

     (d) Determine the net asset value of the shares of the Fund's Capital Stock as frequently as the Fund shall request or as shall be required by applicable law or regulations;

     (e) Provide for the organizational expense of the Fund and expenses incurred with the registration of the Fund and Fund shares with the federal and state regulatory agencies, including the costs of printing prospectuses in such number as the Fund shall need for purposes of registration and for the sale of its shares;

     (f) Be responsible for legal and auditing fees and expenses incurred with respect to registration and continued operation of the Fund;

     (g) Act as, and provide all services customarily performed by, the transfer and paying agent of the Fund including, without limitation, the following:

          (i) issuance, registry of shares, and maintenance of open account system;

          (ii) preparation  and   distribution  of  dividend  and  capital  gain
               payments to shareholders;

          (iii)preparation and distribution to shareholders of reports, tax information, notices, proxy statements and proxies;

          (iv) delivery, redemption and repurchase of shares, and remittances to shareholders; and

          (v)  correspondence  with  shareholders  concerning  items (i),  (ii),
               (iii) and (iv) above.

     (h) Prepare stock certificates, and distribute the same requested by shareholders of the Fund; and

     (i)  Provide  such  other   services  as  required  by  law  or  considered
          reasonable or necessary in the conduct of the affairs of the Fund in order for it to meet its business purposes.

 3.  RESERVED RIGHT TO DELEGATE DUTIES AND SERVICES TO OTHERS

     The Manager in assuming responsibility for the various services as set forth in 1 and 2 above, reserves the right to enter into agreements with others for the performance of certain duties and services or to delegate the performance of some or all of such duties and services to Principal Mutual Life Insurance Company, or an affiliate thereof.

 4.  EXPENSES BORNE BY FUND

     The Fund will pay, without reimbursement by the Manager, the following expenses:

     (a) Taxes, including in the case of redeemed shares any initial transfer taxes, and other local, state and federal taxes, governmental fees and other charges attributable to investment transactions;

     (b)  Portfolio brokerage fees and incidental brokerage expenses;

     (c)  Interest;

     (d)  The fees and expenses of the Custodian of its assets;

     (e) The fees and expenses of all directors of the Fund who are not persons affiliated with the Manager; and

     (f)  The cost of meetings of shareholders.

 5.  COMPENSATION OF THE MANAGER BY FUND

     For all services to be rendered and payments made as provided in Sections 1 and 2 hereof, the Fund will accrue daily and pay the Manager within five days after the end of each calendar month a fee based on the average of the values placed on the net assets of the Fund as of the time of determination of the net asset value on each trading day throughout the month in accordance with the Schedules of Management Fees attached hereto.


     Net asset value shall be determined pursuant to applicable provisions of the Certificate of Incorporation of the Fund. If pursuant to such provisions the determination of net asset value is suspended, then for the purposes of this
Section 5 the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets for each day the suspension continues.

     The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

 6.  ASSUMPTION OF EXPENSES BY PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     Although in no way relieving the Manager of its responsibility for the performance of the duties and services set out in Section 2 hereof, and regardless of any delegation thereof as permitted under Section 3 hereof, some or all of the expenses therefore may be voluntarily assumed by Principal Mutual Life Insurance Company and the Manager may be reimbursed therefor, or such expenses may be paid directly by Principal Mutual Life Insurance Company.

 7.  AVOIDANCE OF INCONSISTENT POSITION

     In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Manager nor any of the Manager's directors, officers or employees will act as a principal or agent or receive any commission.

 8.  LIMITATION OF LIABILITY OF THE MANAGER

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Manager's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

 9.  COPIES OF CORPORATE DOCUMENTS

     The Fund will furnish the Manager promptly with properly certified or authenticated copies of amendments or supplements to its articles or bylaws. Also, the Fund will furnish the Manager financial and other corporate information as needed, and otherwise cooperate fully with the Manager in its efforts to carry out its duties and responsibilities under this Agreement.

10.  DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall remain in force until the conclusion of the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund it shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, or by the Manager.

     This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 10, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

11.  AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities and by vote of a majority of the directors who are not interested persons of the Manager, Principal Mutual Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

12.  ADDRESS FOR PURPOSE OF NOTICE

     Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Fund and that of the Manager for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392.

13.  MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized.

                           PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                           By ____________________________________________
                                 Arthur S. Filean, Vice President


                           PRINCOR MANAGEMENT CORPORATION


                           By ____________________________________________
                                 Stephan L. Jones, President

                 SCHEDULE 1
               MANAGEMENT FEES
            Aggressive Growth and
          Asset Allocation Accounts
       Average Daily Net                                 Fee as a Percentage of
       Assets of the Fund                              Average Daily Net Assets
       ------------------------------------------------------------------------
First              $100,000,000                                   .80%
Next                100,000,000                                   .75%
Next                100,000,000                                   .70%
Next                100,000,000                                   .65%
Amount Over         400,000,000                                   .60%




                 SCHEDULE 2
               MANAGEMENT FEES
            International Account
       Average Daily Net                                 Fee as a Percentage of
       Assets of the Fund                              Average Daily Net Assets
       ------------------------------------------------------------------------
First              $100,000,000                                   .75%
Next                100,000,000                                   .70%
Next                100,000,000                                   .65%
Next                100,000,000                                   .60%
Amount Over         400,000,000                                   .55%




                 SCHEDULE 3
               MANAGEMENT FEES
               MidCap Account
       Average Daily Net                                 Fee as a Percentage of
       Assets of the Fund                              Average Daily Net Assets
       ------------------------------------------------------------------------
First              $100,000,000                                   .65%
Next                100,000,000                                   .60%
Next                100,000,000                                   .55%
Next                100,000,000                                   .50%
Amount Over         400,000,000                                   .45%

                    SCHEDULE 4
                  MANAGEMENT FEES
                  High Yield and
                 Balanced Accounts
          Average Daily Net                             Fee as a Percentage of
          Assets of the Fund                          Average Daily Net Assets
          --------------------------------------------------------------------
First                     $100,000,000                         .60%
Next                       100,000,000                         .55%
Next                       100,000,000                         .50%
Next                       100,000,000                         .45%
Amount Over                400,000,000                         .40%





                    SCHEDULE 5
                  MANAGEMENT FEES
    Bond, Capital Value, Government Securities,
         Growth and Money Market Accounts
          Average Daily Net                             Fee as a Percentage of
          Assets of the Fund                          Average Daily Net Assets
          --------------------------------------------------------------------
First                     $100,000,000                         .50%
Next                       100,000,000                         .45%
Next                       100,000,000                         .40%
Next                       100,000,000                         .35%
Amount Over                400,000,000                         .30%


                                    EXHIBIT C
                         (FOR ALL ACCOUNTS OF THE FUND)

                          INVESTMENT SERVICE AGREEMENT

     THIS INVESTMENT SERVICE AGREEMENT, to be effective the _______day of ___________, ____, by and between PRINCIPAL VARIABLE CONTRACTS FUND, INC. (the "Fund"), an open-end investment company formed under the laws of Maryland, PRINCOR MANAGEMENT CORPORATION ("Manager"), an Iowa corporation, and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, a specially chartered Iowa life insurance company.

W I T N E S S E T H:

     WHEREAS, Principal Mutual Life Insurance Company has organized the Manager to serve as investment adviser and is the owner (through its subsidiaries) of all of the outstanding stock of the Manager; and

     WHEREAS, the Manager and the Fund have entered into a Management Agreement effective as of ____________________ whereby the Manager undertakes to furnish the Fund with investment advisory services and certain other services; and

     WHEREAS, the Manager has the right under the Management Agreement to appoint one or more sub-advisors to furnish such services to the Fund; and

     WHEREAS, Principal Mutual Life Insurance Company is willing to make available to the Manager on a part-time basis certain employees and services of Principal Mutual Life Insurance Company and its subsidiaries for the purpose of better enabling the Manager to fulfill its investment advisory obligations under the Management Agreement, provided that the Manager bears all costs allocable to the time spent by them on the affairs of the Manager, and the Manager and the Fund believe that such an arrangement will be for their mutual benefit:

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. The Manager shall have the right to use, on a part-time basis, and Principal Mutual Life Insurance Company shall make available on such basis, such employees of Principal Mutual Life Insurance Company and its subsidiaries and for such periods as may be agreed upon by the Manager and Principal Mutual Life Insurance Company and its subsidiaries, as reasonably needed by the Manager in the performance of its investment advisory services (but not its administrative, transfer and paying services) under the Management Agreement. It is anticipated that such employees will be persons employed in the Investment Department of Principal Mutual Life Insurance Company or its subsidiaries. Principal Mutual Life Insurance Company will also make available to the Manager or the Fund such clerical, stenographic and administrative services as the Manager may reasonably request to facilitate its performance of such investment advisory services.

     2. The employees of Principal Mutual Life Insurance Company and its subsidiaries in performing services for the Manager hereunder may, to the full extent that they deem appropriate, have access to and utilize statistical and economic data, investment research reports and other material prepared for or contained in the files of the Investment Department of Principal Mutual Life Insurance Company or its subsidiaries which is relevant to making investments for the Fund, and may make such materials available to the Manager, provided, that any such materials prepared or obtained in connection with a private placement or other non-public transaction need not be made available to the Manager if Principal Mutual Life Insurance Company or its subsidiaries deem such materials confidential.

     3. Employees of Principal Mutual Life Insurance Company or its subsidiaries performing services for the Manager pursuant hereto shall report and be responsible solely to the officers and directors of the Manager or persons designated by them. Principal Mutual Life Insurance Company or its subsidiaries shall have no responsibility for investment recommendations and decisions of the Manager based upon information or advice given or obtained by or through such Principal Mutual Life Insurance Company employees or employees of Principal Mutual Life Insurance Company subsidiaries.

     4. Principal Mutual Life Insurance Company will, to the extent requested by the Manager, supply to employees of the Manager (including part-time employees of Principal Mutual Life Insurance Company or its subsidiaries serving the Manager) such clerical, stenographic and administrative services and such office supplies and equipment as may be reasonably required in order that they may properly perform their respective functions on behalf of the Manager in connection with its performance of its investment advisory services under the Management Agreement.

     5. The obligation of performance under the Management Agreement is solely that of the Manager, and Principal Mutual Life Insurance Company and its subsidiaries undertake no obligation in respect thereto, except as otherwise expressly provided herein.

     6. In consideration of the services to be rendered by Principal Mutual Life Insurance Company or its subsidiaries and their employees pursuant to this Investment Service Agreement, the Manager agrees to reimburse Principal Mutual Life Insurance Company or its subsidiaries for such costs, direct and indirect, as may be fairly attributable to the services performed for the Manager. Such costs shall include, but not be limited to, an appropriate portion of:

         (a)  salaries;

         (b)  employee benefits;

         (c)  general overhead expense;

         (d)  supplies and equipment; and

         (e)  a charge in the nature of rent for the cost of space in  Principal
              Mutual  Life  Insurance   Company  offices  fairly   allocable  to
              activities of the Manager under the Management Agreement.

In the event of disagreement between the Manager and Principal Mutual Life Insurance Company and its subsidiaries as to a fair basis for allocating or apportioning costs, such basis shall be fixed by the public accountants for the Fund.

     7. This Investment Service Agreement shall remain in force until the conclusion of the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund, it shall continue from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund and in either event such continuance shall be approved by the vote of a majority of the directors who are not interested persons of the Manager, Principal Mutual Life Insurance Company or its subsidiaries or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Investment Service Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Fund, by the Manager or Principal Mutual Life Insurance Company. This Investment Service Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 7, the definitions contained in
Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested persons", "assignment" and "voting securities") shall be applied.

     8. Any notice under this Investment Service Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other parties at such addresses as such other parties may designate for the receipt of such notices. Until further notice it is agreed that the address of the fund, that of the Manager and that of Principal Mutual Life Insurance Company and its subsidiaries for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in three counterparts by their duly authorized officers the day and year first above written.


                           PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                           By ______________________________________________



                           PRINCOR MANAGEMENT CORPORATION



                           By ______________________________________________




                           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY



                           By ______________________________________________


                                    EXHIBIT D
              (FOR BALANCED, CAPITAL VALUE, GOVERNMENT SECURITIES,
                   GROWTH, INTERNATIONAL AND MIDCAP ACCOUNTS)

                             SUB-ADVISORY AGREEMENT

     AGREEMENT executed as of the _____________________, 1997, by and between PRINCOR MANAGEMENT CORPORATION, an Iowa Corporation (hereinafter called "the Manager") and INVISTA CAPITAL MANAGEMENT, INC. (hereinafter called "Invista").

W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to Principal Variable Contracts Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain Invista to furnish certain portfolio selection and related research and statistical services in connection with the investment advisory services which the Manager has agreed to provide to the Fund, and Invista desires to furnish such services; and

     WHEREAS, The Manager has furnished Invista with copies properly certified or authenticated of each of the following:

     (a) Management Agreement (the "Management Agreement") with the Fund;

     (b) Copies of the registration statement of the Fund as filed pursuant to the federal securities laws of the United States, including all exhibits and amendments;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

     1.  Appointment of Invista

     In accordance with and subject to the Management Agreement, the Manager hereby appoints Invista to perform portfolio selection services described in
Section 2 below for investment and reinvestment of the securities and other assets of certain series of the Fund (see Schedule A), subject to the control and direction of the Fund's Board of Directors, as well as to assume other obligations as specified in Section 2 below, for the period and on the terms hereinafter set forth. Invista accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. Invista shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.  Obligations of and Services to be Provided by Invista

         (a) Invista shall provide with respect to those Accounts of the Fund described in Schedule 1 hereto (the "Accounts") all services and obligations of the Manager described in Section 1, Investment Advisory Services, of the Management Agreement.

         (b) Invista shall use the same skill and care in providing services to the Accounts as it uses in providing services to fiduciary accounts for which it has investment responsibility. Invista will conform with all applicable rules and regulations of the Securities and Exchange Commission.

     3.  Compensation

     As full compensation for all services rendered and obligations assumed by Invista hereunder with respect to the Accounts, the Manager shall pay Invista within 10 days after the end of each calendar month, or as otherwise agreed, an amount representing Invista's actual cost of providing such services and assuming such obligations.

     4.  Duration and Termination of This Agreement

     This Agreement shall become effective as to an Account on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the directors of the Fund, including approval by the vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, Invista or the Fund cast in person at a meeting called for the purpose of voting on such approval and (iii) the date of its approval by a majority of the outstanding voting securities of the Account. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Account and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, Invista or the Fund cast in person at a meeting called for the purpose of voting on such approval. This Agreement may, on sixty days written notice, be terminated at any time as to an Account without the payment of any penalty, by the Board of Directors of the Fund, by vote of a majority of the outstanding voting securities of the Account, Invista or by the Manager. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 4, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     5.  Amendment of this Agreement

     No amendment of this Agreement as to an Account shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Account and by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Invista, Principal Mutual Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     6.  General Provisions

         (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of Invista and of the Manager for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392-0200.

         (c) Invista agrees to notify the Manager of any change in Invista's officers and directors within a reasonable time after such change.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                        PRINCOR MANAGEMENT CORPORATION


                        By __________________________________________
                           Stephan L. Jones, President


                        INVISTA CAPITAL MANAGEMENT, INC.


                        By __________________________________________
                           Craig R. Barnes, President


                                   SCHEDULE A

         Invista serves as Sub-Advisor for:

                  Balanced Account
                  Capital Value Account
                  Government Securities Account
                  Growth Account
                  International Account
                  MidCap Account



                                    EXHIBIT E
              (FOR AGGRESSIVE GROWTH AND ASSET ALLOCATION ACCOUNTS)

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                             SUB-ADVISORY AGREEMENT

AGREEMENT executed as of the _____ day of _____________, 1997, by and between PRINCOR MANAGEMENT CORPORATION, an Iowa Corporation (hereinafter called "the
Manager") and MORGAN STANLEY ASSET MANAGEMENT INC. (hereinafter called "the Sub-Advisor").

W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to Principal Variable Contracts Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with certain portfolio selection and related research and statistical services in connection with the investment advisory services which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

     WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement as filed with the Securities and Exchange Commission;

     (c)  The Fund's Articles of Incorporation and By-laws;

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.   Appointment of Sub-Advisor

     In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of certain series of the Fund (Appendix A), subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.   Obligations of and Services to be Provided by the Sub-Advisor

    (a) Provide investment advisory services, including but not limited to research, advice and supervision, for the Accounts of the Fund identified on Appendix A hereto (the "Accounts")

    (b) Furnish to the Board of Directors of the Fund (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the portfolio of each Account consistent with the Account's investment objective and policies.

    (c) Implement such of its recommended investment program as the Board of Directors (or any appropriate committee of the Board) shall approve, by placing orders for the purchase and sale of securities, subject always to the provisions of the Fund's Certificate of Incorporation and Bylaws and the requirements of the Investment Company Act, as each of the same shall be from time to time in effect.

    (d) Advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the general conduct of the investment business of the Fund.

    (e) Report to the Board of Directors of the Fund at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of the Accounts are being observed.

    (f) Provide determinations of the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

    (g) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Accounts.

    (h) Select brokers and dealers to effect all transactions for the Accounts, place all necessary orders with brokers, dealers, or issuers, and negotiate brokerage commissions if applicable.

    (i) Maintain all accounts, books and records with respect to the Accounts as are required of an investment advisor of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisors Act") and the rules thereunder.

3.   Compensation

     As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Accounts, the Manager shall pay the compensation specified in Appendix B to this Agreement.

4.   Liability of Sub-Advisor

     Neither the Sub-Advisor nor any of its directors, officers or employees shall be liable to the Manager or the Fund for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting Fund investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers or employees.

5.   Supplemental Arrangements

     The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor.

6.   Regulation

     The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

7.   Duration and Termination of This Agreement

     This Agreement shall remain in force until the conclusion of the first meeting of the shareholders of the Fund and if it is approved by a vote of a majority of the outstanding voting securities of the Fund it shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and in either event by vote of a majority of the directors of the Fund who are not interested persons of the Manager, Principal Mutual Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     If the  shareholders  of the Fund  fail to  approve  the  Agreement  or any
continuance  of  the  Agreement,   the  Sub-Advisor  will  continue  to  act  as
Sub-Advisor with respect to the Fund pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may, on sixty days written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund, the Sub-Advisor or the Manager, or by vote of a majority of the outstanding voting securities of the Fund This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 7, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

8.   Amendment of this Agreement

     No amendment of this Agreement as to an Account shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Account and by vote of a majority of the directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Mutual Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

9.  General Provisions

    (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

    (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be The Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be 1221 Avenue of the Americas, New York, New York 10020.

    (c) The Sub-Advisor will promptly notify the Advisor in writing of the occurrence of any of the following events:

         (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

         (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

     (d) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                PRINCOR MANAGEMENT CORPORATION



                                By  ____________________________________________
                                     Stephan L. Jones, President


                                MORGAN STANLEY ASSET MANAGEMENT INC.



                                By ____________________________________________




                                   APPENDIX A


    The Sub-Advisor shall serve as investment sub-advisor for Aggressive Growth and Asset Allocation Accounts of the Fund. With respect to such Account, the Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as follows (the "Sub-Advisor Percentage Fee"):

         First $ 40,000,000 of Assets...............................0.45%
         Next  $160,000,000 of Assets...............................0.30%
         Next  $100,000,000 of Assets...............................0.25%
         Assets above $300,000,000..................................0.20%

     The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

                                    EXHIBIT F

Each of the Funds has entered into a Management Agreement with the Manager under which the Manager provides investment advisory and administrative services to the Fund. The fees which each Fund has agreed to pay the Manager for these services are the same as those set forth for the corresponding Account of the Series fund in the Schedules to Exhibit B (Management Agreement) to this proxy statement. The Manager has entered into Sub-Advisory Agreements with Invista under which Invista has assumed the obligations of the Manager to provide investment advisory services for the Balanced, Growth and World Funds. The Manager reimburses Invista for the cost of providing these services. The Manager has also entered into Sub-Advisory Agreements with MSAM under which MSAM has agreed to assume the obligations of the Manager to provide investment advisory services for the Aggressive Growth and Asset Allocation Funds. The Manager pays MSAM a fee for providing these services. The fees payable to MSAM for each Fund for which it serves as sub-advisor are the same as those set forth for the corresponding Account of the Series Fund in Appendix A to Exhibit E (Sub-Advisory Agreement) to this proxy statement. The Manager and each of the Funds, except the Aggressive Growth and Asset Allocation Funds, have entered into an Investment Services Agreement with PML under which PML has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities under its Management Agreement with the Fund. The Manager reimburses PML for the cost of providing these services. The continuance of the Management Agreements, Sub-Advisory Agreements and Investment Services Agreements was last approved by each Fund's Board of Directors on September 9, 1996. The Series Fund proposes to enter into a Management Agreement with the Manager and an Investment Services Agreement with the Manager and PML and the Manager intends to enter into Sub-Advisory Agreements with Invista and MSAM substantially in the forms set forth as Exhibits B, C, D and E to this proxy statement (the "Series Fund Agreements"). The terms of the Series Fund Agreements are substantially the same as those of the current, comparable agreements to which the Manager and the Funds are parties. The Exhibits have been marked to show changes in relation to the current agreements. In voting to approve the Plan, the shareholders of a Fund will also be authorizing the Fund to take action to approve the Series Fund Agreements. Further information concerning the Funds' investment advisory arrangement is set forth below.

1. The management fee as applied to the net asset value of each Fund for the fiscal year ending December 31, 1996, was:

                                                              Management Fee
                               Net Assets as of               For Year Ended
        Fund                   December 31, 1996             December 31, 1996
  Aggressive Growth            $   90,105,549                      .80%
  Asset Allocation                 61,631,138                      .80
  Balanced                         93,157,669                      .60
  Bond                             63,386,561                      .50
  Capital Accumulation            205,018,528                      .48
  Emerging Growth                 137,160,881                      .64
  Government Securities            85,099,858                      .50
  Growth                           99,611,910                      .50
  High Yield                       13,740,343                      .60
  Money Market                     46,244,249                      .50
  World                            71,682,015                      .75

2.   Fees paid by each Fund for investment management services were as follows:

                                               Management Fees
                                               For Year Ended
              Fund                            December 31, 1996
   Aggressive Growth                               $491,699
   Asset Allocation                                 425,427
   Balanced                                         420,010
   Bond                                             260,242
   Capital Accumulation                             816,437
   Emerging Growth                                  606,697
   Government Securities                            360,968
   Growth                                           357,833
   High Yield                                        75,111
   Money Market                                     208,822
   World                                            376,123

3.   Directors and Executive Officers of the Manager

     The Manager serves as the investment advisor for the Funds. Invista Capital Management, Inc. ("Invista") acts as sub-advisor for the Balanced Fund, Growth Fund and World Fund. The principal executive officers and directors of the Manager and Invista are listed below. The address of all directors is The Principal Financial Group, Des Moines, Iowa 50392. The address of the Manager and Invista are set forth in the proxy statement.

                             Office Held With                         Office Held With
              Name             Each Fund                             The Manager/Invista
     Craig L. Bassett         Treasurer                      Treasurer (Manager)
     Michael J. Beer          Financial Officer              Vice President and Chief Operating Officer
                                                              (Manager)
     Arthur S. Filean         Vice President and Secretary   Vice President (Manager)
     Ernest H. Gillum         Assistant Secretary            Assistant Vice President, Registered
                                                               Products (Manager)
     J. Barry Griswell        Director and Chairman          Director and Chairman of the Board
                                of the Board                   (Manager)
     Stephan L. Jones         Director and President         Director and President (Manager)
     Ronald E. Keller         Director                       Director (Manager); Director and Chairman
                                                               of the Board (Invista)
     Michael D. Roughton      Counsel                        Counsel (Manager; Invista)

4. The Manager serves as investment advisor for 26 mutual funds sponsored by Principal Mutual Life Insurance Company.

                                                              Management Fee
                                     Net Assets as of      For Fiscal Year Ended
                Fund                 October 31, 1996        October 31, 1996
 Princor Balanced                      $  77,658,393                .60%
 Princor Blue Chip                        52,490,401                .50
 Princor Bond                            121,938,969                .49*
 Princor Capital Accumulation            447,201,123                .43
 Princor Cash Management                 697,121,081                .37*
 Princor Emerging Growth                 259,960,901                .62
 Princor Government Securities Income    271,095,796                .46
 Princor Growth                          254,393,295                .46
 Princor High Yield                       30,669,461                .60
 Princor Limited Term Bond                17,444,164                .11*
 Princor Tax-Exempt Bond                 192,973,655                .48
 Princor Tax-Exempt Cash Management       98,508,842                .43*
 Princor Utilities                        72,212,558                .60*
 Princor World                           189,078,438                .73

                                                               Management Fee
                                    Net Assets as of       For Fiscal Year Ended
               Fund                 December 31, 1996        December 31, 1996
Principal Aggressive Growth            $ 90,105,549                 .80%
Principal Asset Allocation               61,631,138                 .80
Principal Balanced                       93,157,669                 .60
Principal Bond                           63,386,561                 .50
Principal Capital Accumulation          205,018,528                 .48
Principal Emerging Growth               137,160,881                 .64
Principal Government Securities          85,099,858                 .50
Principal Growth                         99,611,910                 .50
Principal High Yield                     13,740,343                 .60
Principal Money Market                   46,244,249                 .50
Principal World                          71,682,015                 .75
Principal Special Markets Fund
  International Securities Portfolio     28,160,624                 .90
  Mortgage-Backed Securities             14,968,258                 .45

    *  Before waiver.

5.   Brokerage on Purchases and Sales of Securities

     Brokerage commissions paid to affiliated brokers during the year ended December 31, 1996 were as follows:

                        Commissions Paid to Principal Financial Securities, Inc.
                        Total Dollar                             As Percent of
         Fund              Amount                              Total Commissions
Capital Accumulation       $6,612                                   3.61%
Growth                        438                                    .97

     Principal  Financial   Securities,   Inc.  is  an  indirect,   wholly-owned
subsidiary of PML.

                                Commissions Paid to Morgan Stanley and Co.
                           Total Dollar                          As Percent of
         Fund                 Amount                           Total Commissions
Balanced                      $1,300                                2.80%
Capital Accumulation           3,650                                1.99
World                          3,176                                2.02

     Morgan Stanley and Co. is affiliated with Morgan Stanley Asset Management, Inc., which acts as a sub-advisor to two mutual funds included in the Fund complex.

Voting Instruction Form for the Special Meeting of Shareholders to be held on September 16, 1997.

The Board of Directors is soliciting instructions for voting shares of the above named Fund held by Principal Mutual Life Insurance Company at the Special Meeting of the Principal Funds to be held on September 16, 1997 at 1:00 p.m., and at any adjournments thereof, on the issues listed on the reverse side of this form. In the discretion of Principal Mutual Life Insurance Company, votes will also be authorized for such other matters as may properly come before the meeting.

Check the appropriate boxes on the reverse side of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated July __, 1997. If you complete and sign the form, Principal Mutual Life Insurance Company will vote as you have instructed. If you simply sign the form, it will be voted FOR electing the Directors and FOR the other proposals. If no instructions are received, votes will be cast in proportion to the instructions received from all contracts investing in this division.

                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                          APPEARS. PLEASE MARK, SIGN, DATE AND
                          MAIL YOUR VOTING INSTRUCTION FORM IN
                          THE ENCLOSED POSTAGE-PAID ENVELOPE. If
                          shares are held jointly, both parties must sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

                          ____________________________________
                          Signature

                          ____________________________________
                          Signature (If held jointly)

                          _______________________________,1997
                          Date

The Directors recommend that you vote FOR the following proposals. Please make your choices below (for the Fund listed on the reverse side of this form) in blue or black ink. Not all issues apply to each Fund. Example: [X] Sign the Form on the reverse side and return as soon as possible in the enclosed envelope.

1.  Elect  Board of  Directors  -- IF YOU  WISH TO  WITHHOLD  AUTHORITY  FOR ANY
PARTICULAR NOMINEE,  MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE
NOMINEE'S NAME. (All Funds)

                                                                           FOR     WITHHOLD       FOR ALL EXCEPT
J.D. Davis   R.W. Ehrle   P.A. Ferguson   J.B. Griswell   R.W. Gilbert
S.L. Jones   R.E. Keller  B.A. Lukavsky   R.G. Peebler                     [__]     [__]              [__]

                                                                                        FOR       AGAINST     ABSTAIN
2.     Ratify selection of Ernst & Young LLP as independent auditors. (All Funds)      [__]        [__]        [__]

3.     Approve change of Fund structure (All Funds)                                    [__]        [__]        [__]

Amend fundamental investment restriction with regard to:
4.     Purchasing shares of other investment companies (Only applies to                [__]        [__]        [__]
       Capital Accumulation, Government Securities & Money Market Funds)

5.     Participation in joint trading account (Only applies to                         [__]        [__]        [__]
       Capital Accumulation, Government Securities & Money Market Funds)

6.     Purchasing illiquid securities and repurchase agreements                        [__]        [__]        [__]
       (Only applies to Capital Accumulation Fund)

7.     Purchasing other than government securities                                     [__]        [__]        [__]
       (Only applies to Government Securities Fund)

8.     Diversification requirements (Only applies to Money Market Fund)                [__]        [__]        [__]

9.     Purchasing securities of single issuer (Only applies to Money Market Fund)      [__]        [__]        [__]

10.    Purchasing restricted securities (Only applies to Money Market Fund)            [__]        [__]        [__]

Proxy for the Special Meeting of Shareholders to be held on September 16, 1997.

Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.


This proxy is solicited on behalf of the Directors of the Fund. The undersigned shareholder appoints Arthur S. Filean, Ernest H. Gillum, and Stephan L. Jones, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this card, at the meeting of shareholders of the above named Fund to be held on September 16, 1997 at 1:00 p.m., and at any adjournments thereof, all the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes on the reverse side of this card, date this form and sign exactly as your name appears. Your signature acknowledges receipt of Notice of Special Meeting of Shareholders and Proxy Statement dated July 30, 1997. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR all proposals lised on the reverse side. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, both parties must sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

____________________________________
Signature

____________________________________
Signature (If held jointly)

_______________________________,1997
Date

The Directors recommend that you vote FOR the following proposals. Please make your choices below (for the Fund listed on the reverse side of this form) in blue or black ink. Not all issues apply to each Fund. Example: [X] Sign the Form on the reverse side and return as soon as possible in the enclosed envelope.

1.  Elect  Board of  Directors  -- IF YOU  WISH TO  WITHHOLD  AUTHORITY  FOR ANY
PARTICULAR NOMINEE,  MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE
NOMINEE'S NAME. (All Funds)

                                                                           FOR     WITHHOLD       FOR ALL EXCEPT
J.D. Davis   R.W. Ehrle   P.A. Ferguson   J.B. Griswell   R.W. Gilbert
S.L. Jones   R.E. Keller  B.A. Lukavsky   R.G. Peebler                     [__]     [__]              [__]

                                                                                        FOR       AGAINST     ABSTAIN
2.     Ratify selection of Ernst & Young LLP as independent auditors. (All Funds)      [__]        [__]        [__]

3.     Approve change of Fund structure (All Funds)                                    [__]        [__]        [__]

Amend fundamental investment restriction with regard to:
4.     Purchasing shares of other investment companies (Only applies to                [__]        [__]        [__]
       Capital Accumulation, Government Securities & Money Market Funds)

5.     Participation in joint trading account (Only applies to                         [__]        [__]        [__]
       Capital Accumulation, Government Securities & Money Market Funds)

6.     Purchasing illiquid securities and repurchase agreements                        [__]        [__]        [__]
       (Only applies to Capital Accumulation Fund)

7.     Purchasing other than government securities                                     [__]        [__]        [__]
       (Only applies to Government Securities Fund)

8.     Diversification requirements (Only applies to Money Market Fund)                [__]        [__]        [__]

9.     Purchasing securities of single issuer (Only applies to Money Market Fund)      [__]        [__]        [__]

10.    Purchasing restricted securities (Only applies to Money Market Fund)            [__]        [__]        [__]
